               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                         FORM 8-K


                    CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):
                     July 15, 1997



                            GHS, INC.
     (Exact name of registrant as specified in its charter)



     Delaware             0-15586               52-1373960
   (State or other        (Commission          (I.R.S.Employer
   jurisdiction)          File Number)         Identification No.)


1350 Piccard Drive, Suite 360, Rockville, Maryland 20850
(Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code (301) 417-9808


                        N/A

(Former name and former address, if changed since last report)

                                             Page 2 of 4 Pages

Item 2. Acquisition or Disposition of Assets

           GHS, Inc. ("GHSI") announced that on July 15, 1997 it consummated the sale to Health Management Systems, Inc. ("HMS") of the assets of GHSI's subsidiaries, Global Health Systems, Inc. and GHS Management Services, Inc. These subsidiaries provide computerized record-based processing systems and services for managed care, public health and ambulatory care facilities. HMS paid to GHSI approximately $2,146,000 for such assets, which amount includes certain closing adjustments. GHSI will retain its subsidiary, US NeuroSurgical, Inc., a company that owns and operates Gamma Knife Centers, as well as its interest in Florida Specialty Networks, Ltd., a company that manages medical specialty networks. Mr. Alan Gold, who will become a full-time employee of HMS, will also remain as the Chairman and President of GHSI following the closing and run GHSI's remaining operations.

Item 7.   Financial Statements and Exhibits.

(b)       Pro Forma Financial Information (x)

          Pro Forma Consolidated Balance Sheet
          for the Quarter Ended March 31, 1997

          Pro Forma Consolidated Statement of Operations for the Quarter Ended March 31, 1997

          Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1996

          Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1995

          Pro Forma Consolidated Statement of Operations
          for the Year Ended December 31, 1994
          -----------------------
          (x)  Incorporated by reference from GHSI's Definitive
             Information Statement on Schedule 14C dated May 28,
             1997 filed with the Securities and Exchange
             Commission.

(c)       Exhibits

Ex. No.     Description
10(a) Asset Purchase Agreement, dated as of March 10, 1997, by and among GHS, Inc., Global Health Systems, Inc., and GHS Management Services, Inc., Health Management Systems
          and Global Health Acquisition Corp. (Incorporated by reference from GHSI's Annual Report on Form 10-K/A for the year ended December 31, 1996 filed with Securities and Exchange Commission.)
99(a)     Press Release issued July 16, 1997.

                                        Page 3 of 4 Pages

     SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     GHS, INC.



     By:  /s/ ALAN GOLD
          ---------------------
     Name:     Alan Gold
     Title:    President


Dated:  July 17, 1997

                                             Page 4 of 4 Pages
<Ex. 99>


For Immediate Release

Contact:

Alan Gold
Chairman
GHS, Inc.
(301) 417-9808
e.mail: agold (at symbol) ghsys.com

          GHS, Inc. Consummates Asset Sale to Health Management
Systems, Inc.

Rockville, Maryland, July 16, 1997--GHS, Inc. (OTC Bulletin Board--
GHSI) announced that on Tuesday, July 15, 1997, GHSI consummated the sale to Health Management Systems of the assets of GHSI's subsidiaries, Global Health Systems and GHS Management Services. These subsidiaries provide computerized record-based processing systems and services for managed care, public health and ambulatory care facilities. HMSY paid $2,146,000 for such assets, which amount includes certain closing adjustments. GHSI retains its subsidiary, US NeuroSurgical, Inc., a company that owns and operates Gamma Knife Centers, as well as its interest in Florida Specialty Networks, Ltd. (FSN), a company that manages medical specialty networks. Mr. Alan Gold, who will become a full-time employee of HMS, will also remain as the Chairman and President of GHSI. GHSI plans to use the proceeds from the sale to pursue the strategic opportunities that exist for its subsidiary companies.

GHS, Inc. is a health care company that, through its subsidiary, US NeuroSurgical, owns and operates Gamma Knife Centers, and, through its interest in FSN, participates in the management of medical specialty networks.


100526